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                                                                   EXHIBIT 10.15


                           COUNTERPART SIGNATURE PAGE
                                       TO
                             INTERCREDITOR AGREEMENT
                        (SECOND INTERCREDITOR AGREEMENT)


         THIS COUNTERPART SIGNATURE PAGE relates to that certain Second Intercreditor Agreement dated as of December 18, 1998 (the "Second Intercreditor Agreement"), by and among Hibernia National Bank ("Bank"), Grand Casinos, Inc. ("Grand") and Grand Casinos of Louisiana, Inc. -- Coushatta ("GCI"); and is entered into pursuant to Section 2 of that certain Release and Assumption Agreement dated as of December 31, 1998 (the "Release Agreement"), by and among the Bank, Grand, GCI, The Coushatta Tribe of Louisiana, The Coushatta Tribe of Louisiana Building Authority, Lakes Gaming, Inc. ("Lakes") and Grand Casinos of Louisiana, LLC-Coushatta ("GCI LLC").

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Release Agreement.

         By executing this counterpart signature page, each of the parties hereto acknowledge and agree that (i) GCI has been released from all debts, liabilities and obligations whatsoever now or hereafter owing to the Bank under any of the Loan Documents, including, without limitation, the Hotel Loan Guaranty; (ii) all obligations of GCI under each of the Existing Subordination Agreements are hereby terminated; (iii) Grand has assigned to Lakes and Lakes has assumed all of the respective rights, duties and obligations of Grand under each of the Operative Agreements to which it is a party provided, however, Grand remains liable under the Hotel Loan Guaranty; (iv) GCI has assigned to GCI LLC and GCI LLC has assumed from GCI all of the rights, duties and obligations of GCI under each of the Operative Agreements to which it is a party; (v) all rights under the Second Intercreditor Agreement that were previously exercisable by Grand and/or GCI shall hereinafter be deemed to be exercisable by Grand, Lakes and/or GCI LLC; (vi) all references to the term "Hotel Loan Guaranty" in the Second Intercreditor Agreement shall hereinafter be deemed to include an additional reference to that certain Commercial Guaranty Agreement dated February 15, 1999, executed by Lakes and GCI LLC in favor of the Bank with respect to the Hotel Loan; (vii) all references to Grand and/or GCI under each of the Operative Agreements (excluding the Hotel Loan Guaranty of Grand) and in the definitions of the terms "Acceleration," "Grand Equipment Liens," "Hotel Loan Subrogation Rights," and "Indemnity Obligations," shall each hereinafter be deemed to refer to each of Lakes and GCI LLC, respectively; (viii) the term "First Equipment Loan Subordination Agreements" shall hereinafter be deemed to include additional references to those certain Subordination Agreements dated February 15, 1999, respectively executed by each of Lakes and GCI LLC in favor of Hibernia Bank with respect to the First Equipment Loan; (ix) the term "Second Equipment Loan Subordination Agreements" shall hereinafter be deemed to include additional references to those certain Subordination Agreements dated February 15, 1999, respectively executed by each of Lakes and GCI LLC in favor of Hibernia Bank with respect to the Second Equipment Loan; and (x) the term "Hotel Loan Subordination Agreements" shall hereinafter be deemed to include additional references to those certain Subordination Agreements dated February 15, 1999, respectively executed by each of Lakes and GCI LLC in favor of Hibernia Bank with respect to the Hotel Loan.


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         IN WITNESS WHEREOF, the parties have executed this Counterpart
Signature Page as of the 15th day of February, 1999.

                       HIBERNIA NATIONAL BANK


                       BY:   /s/ Christopher K. Haskew
                          ------------------------------
                             Christopher K. Haskew
                             Assistant Vice President


                       LAKES GAMING, INC.

                       BY:   /s/ Timothy Cope
                          ------------------------------
                             Timothy J. Cope, its Chief Financial Officer


                       GRAND CASINOS OF LOUISIANA, LLC -
                       COUSHATTA

                       BY:   /s/ Timothy Cope
                          ------------------------------
                             Timothy J. Cope, its Chief Financial Officer